                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    Dean Witter Global Asset Allocation Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  Todd Lebo
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND


                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 1998

                            ------------------------

    A Special Meeting of Shareholders of DEAN WITTER GLOBAL ASSET ALLOCATION FUND (the "Fund"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, on February 26, 1998 at 11:00 a.m., New York City time, for the following purposes:


        1. To approve or disapprove a new Investment Management Agreement between the Fund and Dean Witter InterCapital Inc. ("InterCapital" or "Investment Manager"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"); and


        2. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Shareholders of record as of the close of business on November 14, 1997 are entitled to notice of and to vote at the meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business at the meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal set forth herein and will vote against any such adjournment those proxies to be voted against such proposal.

                                          BARRY FINK,
                                          SECRETARY

November 24, 1997
New York, New York


                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT A QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR
              APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

                             YOUR VOTE IS IMPORTANT

                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                               FEBRUARY 26, 1998

    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of DEAN WITTER GLOBAL ASSET ALLOCATION FUND (the "Fund"), for use at the Special Meeting of shareholders of the Fund to be held on February 26, 1998 (the "Meeting"), and at any adjournments thereof.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of each proposal as set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund, or attendance and voting at the Meeting.


    Shareholders of record as of the close of business on November 14, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of the Fund on that date. The Trustees and officers of the Fund, together, owned less than 1% of the Fund's outstanding shares on that date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.



    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $27,500, will be borne by InterCapital. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of InterCapital, Dean Witter Trust FSB ("DWT"), Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation. The first mailing of this Proxy Statement is expected to be made on or about November 24, 1997.


    DWT may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a shareholder should vote on a proposal other than to refer to the recommendation of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.

                                   PROPOSAL 1
                  APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
                              MANAGEMENT AGREEMENT

BACKGROUND

    The Fund has, since the commencement of its operations, been managed by InterCapital pursuant to an investment management agreement between the Fund and InterCapital (the "Current Investment Management Agreement"). In accordance with the Current Investment Management Agreement, InterCapital entered into a sub-advisory agreement with Morgan Grenfell Investment Services Limited ("Morgan Grenfell") (the "Morgan Grenfell Sub-Advisory Agreement") pursuant to which Morgan Grenfell has provided the Fund with investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located outside the Western Hemisphere, subject to the overall supervision of InterCapital. Also, in accordance with the Current Investment Management Agreement, InterCapital entered into a sub-advisory agreement with TCW Funds Management, Inc. ("TCW") (the "TCW Sub-Advisory Agreement") pursuant to which TCW has provided the Fund with investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located in Latin America and Canada, subject to the overall supervision of InterCapital. TCW has advised the Board of Trustees of the Fund and InterCapital of its intention to resign as sub-adviser.


    Prior to a special Board of Trustees meeting on November 6, 1997, InterCapital advised the Board of its intention to assume directly the investment advice and portfolio management function currently being performed by TCW. InterCapital also proposed the approval of a new Investment Management Agreement between the Fund and InterCapital (the "New Investment Management Agreement") that is substantially similar to the Current Investment Management Agreement, except that the New Investment Management Agreement contains additional language intended to clarify that, in addition to the portion of the Fund's portfolio currently managed directly by InterCapital, it may manage all or a portion of the remainder of the Fund's portfolio directly, rather than through sub-advisers (see EXHIBIT A, PARAGRAPH 2). THE NEW INVESTMENT MANAGEMENT AGREEMENT, IF APPROVED, WILL NOT RESULT IN OR INCUR A CHANGE IN THE MANAGEMENT FEE CURRENTLY PAID BY THE FUND TO INTERCAPITAL, WHICH IS ACCRUED DAILY AND PAID MONTHLY AT A RATE THAT IS DETERMINED BY APPLYING THE ANNUAL RATE OF 1.0% TO THE FUND'S AVERAGE DAILY NET ASSETS. INTERCAPITAL WOULD, HOWEVER, RETAIN A LARGER PERCENTAGE OF THAT FEE TO THE EXTENT THAT IT WOULD NO LONGER BE REQUIRED TO PAY TCW A SUB-ADVISORY FEE EQUAL TO 30% OF THE MANAGEMENT FEE. MORGAN GRENFELL WILL CONTINUE TO RECEIVE A FEE EQUAL TO 30% OF THE MANAGEMENT FEE UNDER THE MORGAN GRENFELL SUB-ADVISORY AGREEMENT.


THE BOARD'S CONSIDERATION


    At a meeting of the Board of Trustees held on November 6, 1997, the Trustees, including the Independent Trustees (that is the Trustees who are not "Interested Persons" as defined in the Investment Company Act of 1940, as amended, (the "Act")) evaluated the New Investment Management Agreement (the form of which is attached hereto as EXHIBIT A). Prior to and during the meeting, the Trustees requested and received all the information they deemed necessary to enable them to determine whether the New Investment Management Agreement was in the best interest of the Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Investment Management Agreement, the Trustees considered the nature, scope and quality of the services proposed to be provided by InterCapital including its capabilities in the areas of investing previously assumed by TCW.

    The Trustees also considered that the New Investment Management Agreement is identical in all material respects to the Current Investment Management Agreement except that it clarifies that InterCapital may manage all or a portion of the Fund directly rather than through a sub-adviser. The Board considered the confluence of all of the factors mentioned above in arriving at its decision to approve the New Investment Management Agreement.



    Based upon the Trustees' review and evaluations of the materials that they received and after consideration of all the factors deemed relevant to them, the Trustees of the Fund, including all of the Independent Trustees, determined that the New Investment Management Agreement is in the best interest of the Fund's Shareholders.


THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

    The Current Investment Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the Current Investment Management Agreement, and that it shall continuously supervise the management of the assets of the Fund in a manner consistent with the investment objective and policies of the Fund and subject to such other limitations and directions as the Board may, from time to time, prescribe.

    The Investment Manager pays the compensation of the officers of the Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Current Investment Management Agreement, the Fund pays the Investment Manager compensation which is accrued daily and payable monthly and is determined by applying the annual rate of 1.0% to the Fund's daily net assets. For the fiscal year ended January 31, 1997, the Fund accrued to the Investment Manager total compensation under the Current Investment Management Agreement of $589,449. The net assets of the Fund as of the fiscal year end totalled $64,921,778.


    Under the Current Investment Management Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager or Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), the Fund's Distributor, including, without limitation: fees pursuant to any plan of distribution that the Fund may adopt; charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various state and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Investment Manager); association dues; interest payable on the Fund's borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly provided in the Current Investment Management Agreement.

    The administrative services called for under the Current Investment Management Agreement are performed by Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital.


    The Current Investment Management Agreement was last approved by the Trustees on February 21, 1997, and by Shareholders at a meeting held on May 21, 1997. The Current Investment Management Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Prior to the Board's February 21, 1997 meeting, the most recent reapproval occurred at a meeting held on April 17, 1996.


    The Current Investment Management Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.

VOTE REQUIRED


    The New Investment Management Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. If approved, the New Investment Management Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by a majority of the Trustees of the Fund, including a majority of the independent trustees. If the New Investment Management Agreement is not approved by Shareholders, the Fund's Board will take such action, if any, as it deems to be in the best interests of the Fund and its Shareholders.



    THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT.


INTERCAPITAL


    InterCapital is the Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of MSDWD, a prominent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:


    Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of MSDWD and Dean Witter Reynolds, Inc. ("DWR") and Director of InterCapital, DWSC and Distributors and Trustee of the Fund; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, and Director of DWR, Distributors, InterCapital, DWSC and DWT; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, and Director of DWR, Distributors, InterCapital, DWSC and DWT; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors and Chief Executive Officer of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWT and Chairman of the Board, President, Chief Executive Officer, and Trustee of the Fund; Christine A. Edwards, Executive Vice President, Chief Legal Officer and Secretary of MSDWD; Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Strategic and Administrative Officer of MSDWD and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.


    The business address of Mr. Purcell, Ms. Edwards and Mr. Schneider is 1585 Broadway, New York, New York 10036; the business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.


    The executive officers of the Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Mitchell M. Merin, Vice President; Robert S. Giambrone, Vice President; and Thomas F. Caloia, Treasurer. In addition, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Frank Bruttomesso and Todd Lebo, serve as Assistant Secretaries. Mr. Fink is 42 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February, 1997) of InterCapital and DWSC and Assistant Secretary of DWR (since August, 1996); he is also Senior Vice President (since March, 1997), Assistant Secretary and Assistant General Counsel (since February, 1997) of Distributors. He was previously First Vice President, Assistant Secretary and Assistant General Counsel of InterCapital. He has been an employee of InterCapital or DWR, a broker-dealer affiliate of InterCapital, for over five years. Mr. Scanlan is 61 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWT. He was previously Executive Vice President of InterCapital (November, 1990-March, 1993). Mr. Merin is 44 years old and is currently President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President, Chief Administrative Officer and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries. Mr. Giambrone is 43 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWT (since August, 1995) and a Director of DWT (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. He has been an employee of InterCapital or DWR for over five years. In addition, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and a Director of DWT, and Mark Bavoso, Edward F. Gaylor and Paul D. Vance, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund.


    InterCapital and DWSC serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

    MSDWD has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDWD involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.


    InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. APPENDIX I lists investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Fund and sets forth the fees payable to InterCapital by such companies, including the Fund, and their net assets as of November 14, 1997. DWSC also has its offices at Two World Trade Center, New York, New York 10048.


    Distributors acts as the Fund's distributor. Like InterCapital, the Distributor is a wholly-owned subsidiary of MSDWD. Pursuant to the Fund's Rule 12b-1 plan, the Fund pays the Distributor 12b-1 fees for distribution related services. DWT, also an affiliate of InterCapital, serves as transfer agent of the Fund. During the Fund's fiscal year ended January 31, 1997, the Fund paid $532,624 in distribution fees to the Distributor and $77,059 in transfer agency fees to DWT.


    During the fiscal year ended January 31, 1997, the Fund paid $16,682 to DWR in brokerage commissions which amounted to 12.67% of all commissions paid by the Fund during the fiscal year. DWR is an affiliated broker of the Fund because both DWR and InterCapital are under common control of MSDWD.


                          INTEREST OF CERTAIN PERSONS


    MSDWD, InterCapital, DWSC, the Distributor and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in the proposal described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of MSDWD. Such companies and persons may thus be deemed to derive benefits from the approval by Shareholders of such proposal.


                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote against any such adjournment those proxies required to be voted against a proposal.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS


    The Fund does not hold regular Shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.


                            REPORTS TO SHAREHOLDERS


    THE FUND'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED JANUARY 31, 1997, AND ITS MOST RECENT SEMI-ANNUAL REPORT, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA MACEDA AT DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL-FREE)).


                                 OTHER BUSINESS

    The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                       By Order of the Board of Trustees

                                   BARRY FINK
                                   SECRETARY

                                                                       EXHIBIT A

                        INVESTMENT MANAGEMENT AGREEMENT

    AGREEMENT made as of the   day of            , 1998 by and between Dean
Witter Global Asset Allocation Fund, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

    WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

    WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

    WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

    Now, Therefore, this Agreement

                                W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

     1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

     2. The Investment Manager may, at its own expense, enter into a Sub-Advisory Agreement (or Agreements) with a Sub-Adviser (or Sub-Advisers) to make determinations as to certain of the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Sub-Adviser(s), in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Adviser(s) with the investment policies and restrictions of the Fund and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe.

     3. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

     4. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

     5. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     6. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rate of 1.0% to the Fund's daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

    Subject to the provisions of paragraph 8 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 8 hereof.

     8. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

    For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     9. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    10. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

    11. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment

Company Act of 1940, as amended (the "Act"), of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

    13. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    14. The Investment Manager and the Fund each agree that the name "Dean Witter," which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment Manager or its parent, Morgan Stanley, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter," or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

    15. The Declaration of Trust establishing Dean Witter Global Asset Allocation Fund, dated October 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Dean Witter Global Asset Allocation Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Dean Witter Global Asset Allocation Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Dean Witter Global Asset Allocation Fund, but the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER GLOBAL ASSET ALLOCATION
                                          FUND

                                          By:...................................

Attest:

 .....................................

                                          DEAN WITTER INTERCAPITAL INC.

                                          By:...................................

Attest:

 .....................................

                                                                      APPENDIX I

    InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the Fund. Set forth below is a chart showing the net assets of each such investment company as of November 14, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.


                                                                                                  CURRENT INVESTMENT MANAGEMENT
                                                                                  NET ASSETS AS            FEE RATE(S)
                                                                                       OF                AS A PERCENTAGE
                                                                                    11/14/97              OF NET ASSETS
                                                                                 ---------------  -----------------------------
       1.  DEAN WITTER AMERICAN VALUE FUND.....................................  $ 3,955,711,579  0.625% on assets up to $250 million, scaled down at
                                                                                                  various asset levels to 0.45%
                                                                                                  on assets over $3.5 billion
       2.  DEAN WITTER BALANCED GROWTH FUND....................................  $   175,186,669  0.60%
       3.  DEAN WITTER CAPITAL APPRECIATION FUND...............................  $   374,861,083  0.75% on assets up to $500
                                                                                                  million and 0.725% on assets
                                                                                                  over $500 million
       4.  DEAN WITTER CAPITAL GROWTH SECURITIES...............................  $   558,850,705  0.65% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $1.5
                                                                                                  billion
       5.  DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST......................  $   819,638,862  0.50% on assets up to $500
                                                                                                  million and 0.475% on assets
                                                                                                  over $500 million
       6.  DEAN WITTER DIVIDEND GROWTH SECURITIES INC..........................  $15,402,594,992  0.625% on assets up to $250 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.275% on assets over $15
                                                                                                  billion
       7.  DEAN WITTER EUROPEAN GROWTH FUND INC................................  $ 1,682,714,266  1.00% on assets up to $500 million, scaled down at
                                                                                                  various assets levels to
                                                                                                  0.90% on assets over $2
                                                                                                  billion (of which 40% is paid
                                                                                                  to a Sub-Adviser)
       8.  DEAN WITTER FINANCIAL SERVICES TRUST................................  $   244,759,441  0.75%
       9.  DEAN WITTER GLOBAL ASSET ALLOCATION FUND............................  $    56,112,644  1.00% (of which 60% is paid
                                                                                                  to two Sub-Advisers)
      10.  DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES.......................  $ 3,513,684,416  0.75% on assets up to $1 billion, scaled down at
                                                                                                  various asset levels to 0.65%
                                                                                                  on assets over $3.5 billion
      11.  DEAN WITTER GLOBAL UTILITIES FUND...................................  $   351,630,074  0.65% on assets up to $500
                                                                                                  million and 0.625% on assets
                                                                                                  over $500 million
      12.  DEAN WITTER HEALTH SCIENCES TRUST...................................  $   412,527,839  1.00% on assets up to $500
                                                                                                  million and 0.95% on assets
                                                                                                  over $500 million
      13.  DEAN WITTER INCOME BUILDER FUND.....................................  $   378,345,860  0.75%
      14.  DEAN WITTER INFORMATION FUND........................................  $   230,788,306  0.75% on assets up to $500
                                                                                                  million and 0.725% on assets
                                                                                                  over $500 million
      15.  DEAN WITTER INTERNATIONAL SMALLCAP FUND.............................  $    75,156,960  1.25% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
      16.  DEAN WITTER JAPAN FUND..............................................  $   156,260,997  1.0% (of which 40% is paid to
                                                                                                  a Sub-Adviser)

                                                                                                  CURRENT INVESTMENT MANAGEMENT
                                                                                  NET ASSETS AS            FEE RATE(S)
                                                                                       OF                AS A PERCENTAGE
                                                                                    11/14/97              OF NET ASSETS
                                                                                 ---------------  -----------------------------
      17.  DEAN WITTER MARKET LEADER TRUST.....................................  $   129,457,507  0.75%
      18.  DEAN WITTER MID-CAP GROWTH FUND.....................................  $   560,491,823  0.75% on assets up to $500
                                                                                                  million and 0.725% on assets
                                                                                                  over $500 million
      19.  DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.............  $   309,186,729
                                                                                                  0.625% on assets up to $250
                                                                                                  million and 0.50% on assets
                                                                                                  over $250 million
      20.  DEAN WITTER PACIFIC GROWTH FUND INC.................................  $   708,559,905  1.00% on assets up to $1
                                                                                                  billion, scaled down at
                                                                                                  various asset levels to 0.90%
                                                                                                  on assets over $2 billion (of
                                                                                                  which 40% is paid to a
                                                                                                  Sub-Adviser)
      21.  DEAN WITTER PRECIOUS METALS AND MINERALS TRUST......................  $    35,384,982  0.80%
      22.  DEAN WITTER SPECIAL VALUE FUND......................................  $   298,276,796  0.75%
      23.  DEAN WITTER STRATEGIST FUND.........................................  $ 1,528,967,310  0.60% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $1.5
                                                                                                  billion
      24.  DEAN WITTER UTILITIES FUND..........................................  $ 2,269,943,938  0.65% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.425% on assets over $5
                                                                                                  billion
      25.  DEAN WITTER VALUE-ADDED MARKET SERIES...............................  $ 1,488,840,997  0.50% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.425% on assets over $1
                                                                                                  billion
      26.  DEAN WITTER WORLD WIDE INVESTMENT TRUST.............................  $   340,217,776  1.0% on assets up to $500
                                                                                                  million and 0.95% on assets
                                                                                                  over $500 million (of which
                                                                                                  40% is paid to a Sub-Adviser)
      27.  DEAN WITTER RETIREMENT SERIES:
           (A) AMERICAN VALUE SERIES...........................................  $    52,158,198  0.85% (1)
           (B) CAPITAL GROWTH SERIES...........................................  $     3,343,795  0.85% (1)
           (C) DIVIDEND GROWTH SERIES..........................................  $   108,527,593  0.75% (1)
           (D) GLOBAL EQUITY SERIES............................................  $    16,309,875  1.00% (1)
           (E) STRATEGIST SERIES...............................................  $    24,485,827  0.85% (1)
           (F) UTILITIES SERIES................................................  $     5,123,351  0.75% (1)
           (G) VALUE-ADDED MARKET SERIES.......................................  $    22,582,527  0.50% (1)

      28.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
           (A) AMERICAN VALUE PORTFOLIO........................................  $   212,312,466  0.625%
           (B) BALANCED PORTFOLIO..............................................  $    66,563,188  0.75% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (C) CORE EQUITY PORTFOLIO...........................................  $    37,549,466  0.85% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (D) DEVELOPING GROWTH PORTFOLIO.....................................  $    81,884,644  0.50%
           (E) DIVIDEND GROWTH PORTFOLIO.......................................  $   484,361,989  0.625%
           (F) EMERGING MARKETS PORTFOLIO......................................  $    23,086,887  1.25% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (G) GLOBAL EQUITY PORTFOLIO.........................................  $    95,330,081  1.00%
           (H) UTILITIES PORTFOLIO.............................................  $    44,261,859  0.65%
           (I) MID-CAP GROWTH PORTFOLIO........................................  $    15,488,214  0.75% (2)
           (J) VALUE-ADDED MARKET PORTFOLIO....................................  $   131,807,173  0.50%

                                                                                                  CURRENT INVESTMENT MANAGEMENT
                                                                                  NET ASSETS AS            FEE RATE(S)
                                                                                       OF                AS A PERCENTAGE
                                                                                    11/14/97              OF NET ASSETS
                                                                                 ---------------  -----------------------------
      29.  DEAN WITTER VARIABLE INVESTMENT SERIES:*
           (A) CAPITAL APPRECIATION PORTFOLIO..................................  $    28,935,303  0.75% (3)
           (B) CAPITAL GROWTH PORTFOLIO........................................  $   128,042,478  0.65%
           (C) DIVIDEND GROWTH PORTFOLIO.......................................  $ 1,814,119,349  0.625% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $1
                                                                                                  billion
           (D) EQUITY PORTFOLIO................................................  $   761,781,200  0.50% on assets up to $1
                                                                                                  billion and 0.475% on assets
                                                                                                  over $1 billion
           (E) EUROPEAN GROWTH PORTFOLIO.......................................  $   374,289,990  1.00% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (F) GLOBAL DIVIDEND GROWTH PORTFOLIO................................  $   464,192,924  0.75%
           (G) INCOME BUILDER PORTFOLIO........................................  $    44,403,512  0.75% (3)
           (H) STRATEGIST PORTFOLIO............................................  $   486,862,410  0.50%
           (I) PACIFIC GROWTH PORTFOLIO........................................  $    76,821,422  1.00% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (J) UTILITIES PORTFOLIO.............................................  $   414,725,482  0.65% on assets up to $500
                                                                                                  million and 0.55% on assets
                                                                                                  over $500 million

      30.  DEAN WITTER S&P 500 INDEX FUND......................................  $   253,652,639  0.40% (4)

      31.  DEAN WITTER FUND OF FUNDS...........................................  $             0  None (5)


------------------------------

* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, until December 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

(2) InterCapital has undertaken, until the earlier of July 31, 1998 or the attainment by the Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Mid-Cap Growth Portfolio of Dean Witter Select Dimensions Investment Series and to waive the compensation provided for that Portfolio in its investment management agreement with the company.

(3) InterCapital has undertaken, until the earlier of July 31, 1998 or the attainment by the respective Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Income Builder Portfolio and the Capital Appreciation Portfolio of Dean Witter Variable Investment Series and to waive the compensation provided for each of these Portfolios in its investment management agreement with that company.

(4) InterCapital has agreed to assume all expenses (except for brokerage and 12b-1 fees) of Dean Witter S&P 500 Index Fund and to waive the compensation provided for in its investment management agreement with that company to the extent such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of that company.

(5) InterCapital has undertaken to assume all operating expenses of Dean Witter Fund of Funds (except for any 12b-1 fees and brokerage fees) until such time as that company has $50 million of net assets or until six months from that company's commencement of operations. Dean Witter Fund of Funds is expected to commence operations on or about November 25, 1997. InterCapital receives no investment management fee for serving as Investment Manager, it being understood that InterCapital receives investment management fees from the "Underlying Funds" (various Dean Witter Funds that are the underlying investments of Dean Witter Fund of Funds).

                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND
                                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



       The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Global Asset Allocation Fund on February 26, 1998, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated November 24, 1997 as follows:


                          (CONTINUED ON REVERSE SIDE)

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE
                                     SIDE.

   /x/ PLEASE MARK VOTES AS IN THE EXAMPLE USING
   BLACK OR BLUE INK

                                                           FOR   AGAINST ABSTAIN


  1.  Approval or Disapproval
      of an Investment
      Management Agreement
      Between the Fund
     and Dean Witter
      InterCapital Inc.


                                                                     / / / / / /

                                          Date -----------------------

                                          Please make sure to sign and date
                                          this Proxy using black or blue ink.
                                          Ifthe shares are registered in more
                                          than one name, each joint owner or
                                          each fiduciary should sign
                                          personally. Only authorized
                                          officers should sign for
                                          corporations.
                                          -----------------------
                                          -----------------------
                                          Shareholder sign in the box above
                                          -----------------------
                                          -----------------------
                                          Co-Owner (if any) sign in the box
                                          above

--------------------------------------------------------------------------------


RX 00133            --    PLEASE DETACH AT PERFORATION   - -



00430



00431



00432


                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND
-------------------------------------------------------------------------------

                                    IMPORTANT
                      PLEASE SEND IN YOUR PROXY......TODAY!
        YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT
        PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT
        RESPONDED.

 -------------------------------------------------------------------------------